ANNUAL REPORT









   =========================================================================


                                Value Trend Funds

   =========================================================================

















                                  June 30, 2000

                               Value Trend Funds
                          Annual Report June 30, 2000

Dear Shareholders:

Value Trend Funds' fiscal year ended June 30, 2000. We are pleased to report that both the Value Trend Large Cap and the Value Trend Links Fund performance is in the top one (1.0%) percentile of their category as reported by Morningstar. The specific returns for each of the funds is reported in the portfolio manager's reports. We believe the exceptional returns are due to the investment strategy of the portfolio managers, which includes both a value and growth approach to selecting stocks. This approach is considered a blend of investment styles and each fund is listed in the Large Cap Blend category by Morningstar.

Market Conditions - During the past twelve months we have seen a wide swing in the market. It powered up starting in October of last year and continued until March 10th of this year when it went into a major correction - bear market. From March 10th to the end of May, the Nasdaq was down 41%, the largest drop since 1972. As of June 30th the Nasdaq has recovered a substantial part of its losses, but year to date it was still down 3.17% while the S & P 500 was down 0.98% as of June 30th. This compares to a positive return of 23.49% for the Value Trend Large Cap Fund and 7.95% for the Value Trend Links Fund for the first six months of year 2000. It is anticipated the market will continue to trade in a somewhat narrow band for the balance of the summer months and then move higher toward the end of this year.

Links Fund Changes Name and Strategy - The original investment strategy of the Links Fund was to invest primarily in companies that were associated with the golfing industry. Although this strategy has been successful, it is the opinion of the portfolio managers that a new strategy will be more beneficial to shareholders over the long-term. The board of trustees of the Value Trend Funds has passed a resolution to change the name of the fund to the Value Trend Focus Fund. The investment strategy has been change to invest a minimum of 25% and up to 100% of the assets in technology related companies. You should carefully consider if this new strategy fits your investment needs.

Shareholder Services - Today we believe it is more important than ever to provide our shareholders top quality services. We have two resources available to you, namely, a telephone information system and a web site. The telephone systems can be accessed by dialing (800) 590-0898 where you will be greeted with an automatic answering system that provides you with the following choices:

Option #1 Request a Prospectus and Applications ONLY. An answering service.

Option #2 Current NAV of the Funds (current share price).

Option #3 If you have a question about your account, want to establish automatic investing, or want to redeem shares. The transfer agent, Mutual Shareholder Services.

Option #4 If you have a specific question about the Funds. Value Trend Capital Management.

We look forward to serving your investment needs. In the event you have any questions, do not hesitate to contact the Value Trend Funds at the above number or visit our web site at www.valuetrend.com, where you will find the daily NAV posted and information about portfolio holdings.

<Ross C. Provence>
Ross C. Provence
President, Value Trend Funds
August 18, 2000

                         The Value Trend Large Cap Fund
                Report from Ross C. Provence, Portfolio Manager

As manager of the Value Trend Large Cap Fund, I recommended to the Board of Trustees of Value Trend Funds the investment strategy be modified to allow concentration in technology stocks. The board of directors passed a resolution which provided for investment in a minimum of 25% and up to 100% in technology related companies in the fund, including concentration in industry groups within the technology sector. This strategic change will give management more opportunities to invest in the technology area. You should carefully consider if this change in strategy fits your investment needs.

The Value Trend Large Cap Fund has performed exceptionally well during the past twelve months, providing the shareholders a total return of 72.01% as compared to 7.25% for the S&P 500 during the same period. The fund is ranked number 1 by Morningstar in its category for the past twelve months and number 1 for year to date through June 30. As portfolio manager, I have continued to focus in the areas of technology, financials, services, retail and health care. In the technology sector, emphasis has changed from semiconductors to the fiber optic and electronic storage. Some of the additions include Corning, Brocade and Sycamore Networks. It is my belief that the fiber optic area has great upside potential over the next several years and that electronic storage has become an important element of the Internet and business arenas.

Downside risk has been dampened in the portfolio by applying value investing principals in selecting stock for the portfolio. This takes into consideration the current ratio, debt to equity ratio, net profits and earnings and profit growth rates of potential candidates for the portfolio. A group of well seasoned market leaders, such as Cisco, Intel, General Electric, J.P. Morgan and Amgen helped provided stability and protection on the downside.

One of the main reasons for the market sell-off in the Spring was the fact that many investors were betting on momentum of stocks rather than fundamentals. When the interest rates were raised for the fifth and sixth times by the Federal Open Market Committee earlier this year, support for these stocks disappeared and many declined fifty to sixty percent. The Value Trend Large Cap Fund has continued to prosper by investing in fundamentally sound business.

<Ross C. Provence>
Ross C. Provence
Portfolio Manager
August 18, 2000


The Value Of a $10,000 Investment In The Value Trend Large Cap Fund From January 1, 1999 To June 30, 2000 As Compared To The Standard & Poor's 500 Index.

Chart

                                                  Total Return*
                                              Through  6/30/00 From
         6/30/00 NAV $18.87                   Fund Inception 1/1/99
--------------------------------------------------------------------------------
     Value Trend Large Cap Fund                      88.70%
     Standard & Poor's 500 Index**                   20.52%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Is No Guarantee Of Future Results

                           The Value Trend Links Fund
               Report from Jeffrey R. Provence, Portfolio Manager

As reported in the opening shareholder letter, the name of the Value Trend Links Fund has been changed to the Value Trend Focus Fund. This has been done by resolution of the board of trustees of the Value Trend Funds. The fund will invest a minimum of 25% and up to 100% in the technology sector, including concentration in industry groups within the technology sector. The board members and portfolio managers have determined that technology is the most important element of any growth portfolio and thus the emphasis will be in this sector.

Technology covers a wide variety of industry groups such as, computers, software, networking, semiconductors, fiber optics, wireless, Internet component manufactures, and electronic storage.

The Value Trend Links Fund has performed well primarily because it has held a number of technology stocks which are associated or linked with the golfing industry through tournament sponsorships. Some of these important holdings include Cisco Systems, EMC Corporation, Nokia, Ericsson and Texas Instru-ments, which will continue to be holdings in the portfolio for the present time.
Additional holdings which will continue to be held include Charles Schwab, Citigroup and American Express.

Active management of the Value Trend Focus Fund will be similar to that employed in the Value Trend Large Cap Fund. A combination of value and growth styles will be merged in selecting stocks for the portfolio. The objective is to select a group of companies that have solid fundamentals and that are in those industries or sectors which have the strongest growth trend over the next several years. We believe this change will provide the shareholders with additional value and growth of their portfolio holdings.

You should consider whether the changes reported above are compatible with your investment objectives. If not, then you should redeem your shares at the earliest date. If you have any questions, do not hesitate to contact the portfolio managers.

<Jeffrey R. Provence>
Jeffrey R. Provence
Portfolio Manager
August 18, 2000

The Value Of a $10,000 Investment In The Value Trend Links Fund From January 1, 1999 To June 30, 2000 As Compared To The Standard & Poor's 500 Index.

Chart

                                               Total Return*
                                           Through  6/30/00 From
    6/30/00 NAV $15.89                     Fund Inception 1/1/99
--------------------------------------------------------------------------------
   Value Trend Links Fund                          58.90%
   Standard & Poor's 500 Index**                   20.52%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Is No Guarantee Of Future Results

                          INDEPENDENT AUDITOR'S REPORT




To The Shareholders and
Board of Trustees
Value Trend Funds

We have audited the accompanying statement of assets and liabilities of the Value Trend Funds (comprising, respectively, the Value Trend Large Cap Fund and the Value Trend Links Fund), including the schedule of portfolio investments as of June 30, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of June 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Trend Funds as of June 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
July 14, 2000

================================================================================
Value Trend Large Cap Fund
================================================================================
                                                         Schedule of Investments
                                                                   June 30, 2000
--------------------------------------------------------------------------------
Shares/Principal Amount                            Market Value      % of Assets
--------------------------------------------------------------------------------
  Biological Products,
  Except Diagnostic Substances
         835  Amgen Inc.*                          $     58,659            5.09%

  Commercial Banks, Nec
         425  Citigroup                                  25,606            2.22%

  Communications Equipment, Nec
         500  Network Appliance*                         40,250
         800  Nokia+                                     39,950
                                                      ---------
                                                         80,200            6.96%

  Computer Integrated Systems Design
         500  Sun Microsystems*                          45,469            3.95%

  Computer Peripheral Equipment, Nec
       1,150  Cisco Systems Inc.*                        73,097
         770  EMC Corporation*                           59,242
                                                      ---------
                                                        132,339           11.48%

  Drilling Oil and Gas Wells
         900  Global Marine*                             25,368            2.20%

  Electric Housewares And Fans
         225  General Electric Co.                       11,925            1.03%

  Electronic Computers
         520  Gateway Inc.*                              29,510
         100  Intl Business Machines Inc.                10,956
                                                      ---------
                                                         40,466            3.51%

  Instruments For Measuring And Testing Of Electricity
         500  JDS Uniphase*                              59,938            5.20%

  National Commercial Banks
          75  Morgan (J.P) & Co. Inc.                     8,259            0.72%

  Oil and Gas Exploraration
         350  Schlumberger                               26,118            2.27%

  Pharmaceutical Preparations

         200   Abbott Laboratories                        8,913

         100   Merck & Co. Inc.                           7,663

         550   Pfizer Inc.                               26,400

         350   Lilly Eli                                 34,956
                                                      ---------
                                                         77,932            6.76%

  Prepackaged Software
         370  Microsoft Corp.*                           29,600
         780  Oracle Corp.*                              65,569
         200  Brocade Communication Sys Inc.*            36,697
                                                      ---------
                                                        131,866           11.44%

  Pressed and Blown Glass and Glassware, Nec
         250  Corning Inc. Glass Works                   67,468            5.85%

  Security Brokers, Dealers, And Flotation Companies
         330  Lehman Brothers Holdings Inc.              31,206
         750  Schwab (Charles) Corp.                     25,219
         500  TD Waterhouse*                              8,656
                                                      ---------
                                                         65,081            5.65%

  Semiconductors And Related Devices
         325  Broadcom*                                  71,155
         200  Cree Inc. *                                26,700
         150  Intel Corp.                                20,053
         340  PMC Sierra*                                60,414
         240  SDL Inc.*                                  68,445
         425 Vitesse Semiconductor Corp.*                31,264
                                                      ---------
                                                        278,031           24.12%
                                                      ---------          -------

          Total Common Stocks (cost $762,876)         1,134,725           98.45%
                                                      ---------          -------


  Cash Equivalants
     27,234  Firstar Money Market (cost $27,234)         27,234            2.36%
                                                      ---------          -------

              Total Investments (cost $790,110)       1,161,959          100.81%

              Other Assets Less Liabilities              (9,343)          -0.81%
                                                      ---------          -------

              Net Assets                           $  1,152,616          100.00%
                                                      =========          =======

================================================================================
Value Trend Links Fund
================================================================================

                                                                     Schedule of
                                                                     Investments
                                                                   June 30, 2000
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value      % of Assets
--------------------------------------------------------------------------------

  Commercial Banks, Nec
       315  Citigroup                              $     18,979            1.67%

  Communications Equipment, Nec
     2,940  Ericsson L M Tel Co.+                        58,800
       720  Motorola Inc.                                20,925
       940  Network Appliance*                           75,670
     1,380  Nokia +                                      68,914
                                                      ---------
                                                        224,309           19.78%

  Computer Integrated Systems Design
       860  Sun Microsystems*                            78,206            6.90%

  Computer Peripheral Equipment, Nec
     2,050  Cisco Systems Inc.*                         130,303
     1,870  EMC Corporation*                            143,873
                                                      ---------
                                                        274,176           24.17%

  Hardware, Nec
       100  Fortune Brands                                2,306            0.20%

  Lumber And Other Building Materials Dealers
       775  Home Depot Inc.                              38,702            3.41%

  Men's And Boys' Clothing And Accessory Stores
     1,200  Ashworth *                                    5,363            0.47%

  Men's And Boys' Shirts, Except Work Shirts
     1,650  Cutter & Buck*                               13,097            1.15%

  National Commercial Banks
       150  Bankamerica Corp                              6,450            0.57%

  Personal Credit Institutions
       330  American Express Co.                         17,201            1.52%

  Prepackaged Software
       570  Microsoft Corp. *                            45,600            4.02%

  Rubber And Plastics Footwear
       770  Nike Inc. Cl B                               30,655            2.70%

  Security Brokers, Dealers,
  And Flotation Companies
     1,252  Schwab (Charles) Corp.                       42,098
     1,125  TD Waterhouse*                               19,477
                                                      ---------
                                                         61,575            5.43%

  Semiconductors And Related Devices
       350  Intel Corp.                                  46,791
       680  Texas Instruments Inc.                       46,707
       487  Tran Switch *                                37,629
                                                      ---------
                                                        131,127           11.56%

  Sporting And Athletic Goods, Nec
     2,850  Callaway Golf                                46,491            4.10%


  Telephone Communications, Exce.
       550  Sprint PCS*                                  32,725            2.89%
                                                      ---------          -------

            Total Common Stocks (cost $662,475)       1,026,962           90.54%
                                                      ---------          -------


  Cash Equivalents
            Firstar Money Market (cost $31,930)          31,930            2.81%
                                                      ---------          -------


            Total Investments (cost $694,405)         1,058,892           93.35%


            Other Assets Less Liabilities                76,419            6.65%
                                                      ---------          -------

            Net Assets                             $  1,135,311          100.00%
                                                      =========          =======

================================================================================
The Value Trend Funds
================================================================================

Statement of Assets & Liabilities
--------------------------------------------------------------------------------
Value Trend Large Cap &  Links Funds                               June 30, 2000

                                                      Value Trend    Value Trend
                                                       Large Cap        Links
                                                          Fund          Fund
Assets:
     Investment Securities at Market Value         $    1,161,959    $ 1,058,892

          (Identified Costs - $694,405 and $790,110)
     Cash                                                   4,425          7,379
     Receivables:
       Investment Securities Sold                          46,293         69,055
       Dividends and Interest Receivable                      256            272
       Receivable for Shares Sold                             -            1,000
                                                        ---------      ---------
Total Assets                                            1,212,933      1,136,598

Liabilities:
     Investment Securities Purchased                       59,143              -
     Accrued Expenses                                       1,174          1,287
                                                        ---------      ---------
Total Liabilities                                          60,317          1,287
                                                        ---------      ---------
Net Assets                                              1,152,616      1,135,311

Net Assets Consist Of:
     Paid In Capital                                      749,107        807,563
     Accumulated Undistributed Realized
     Gain (Loss) on Investments - Net                      31,660       (36,739)
     Unrealized Appreciation in Value
       of Investments Based on Identified Cost - Net      371,849        364,487
                                                        ---------      ---------
Net Assets                                              1,152,616      1,135,311
                                                        =========      =========

Shares of capital stock                                    61,088         71,445

Net asset value per share                          $        18.87    $     15.89
                                                        ---------      ---------
Ordering price per share                           $        18.87    $     15.89
                                                        ---------      ---------

================================================================================
The Value Trend Funds
================================================================================

Statement of Operations

--------------------------------------------------------------------------------
Value Trend Large Cap & Links Funds                          For the year ending
                                                                   June 30, 2000


                                                     Value Trend     Value Trend
                                                      Large Cap         Links
                                                        Fund            Fund
Investment Income:

Dividend income                                        $   1,891       $   2,102
Interest income                                            1,553           1,258
                                                        --------        --------
Total Income                                               3,444           3,360
                                                        --------        --------

Expenses:

Investment advisory fees (Note 2)                          9,050          11,247
                                                        --------        --------
Total Expenses                                             9,050          11,247

Net Investment Income (Loss)                             (5,606)         (7,887)

Realized and Unrealized Gain (Loss) on Investments:

Realized Gain (Loss) on Investments                       47,125        (26,321)
Unrealized Gain (Loss) from
Appreciation (Depreciation) on Investments               337,049         323,621
                                                        --------        --------
Net Realized and Unrealized
Gain (Loss) on Investments                               384,174         297,300
                                                        --------        --------
Net Increase (Decrease) in Net Assets from Operations  $ 378,568       $ 289,413
                                                        ========        ========

--------------------------------------------------------------------------------
The Value Trend Funds
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
Value Trend Large Cap & Links Funds                                June 30, 2000

                                                          Value Trend Large Cap                 Value Trend Links
                                                        07/01/99         01/01/99           07/01/99          01/01/99
                                                           to               to                 to                to
                                                        06/30/00         06/30/99           06/30/00          06/30/99
From Operations:
     Net Investment Income ( Loss)                $      (5,606)   $        (259)     $      (7,887)    $        (368)
     Net Realized Gain (Loss) on Investments             47,125           (9,859)           (26,321)          (10,418)
     Net Unrealized Appreciation (Depreciation)         337,049           34,800            323,621            40,866
                                                      ----------       ----------         ----------        ----------
Increase (Decrease) in Net Assets from Operations       378,568           24,682            289,413            30,080
                                                      ----------       ----------         ----------        ----------
Distributions to shareholders:
     Net Investment Income                                    -                -                  -                 -
     Net Realized Gain (Loss)
      from Security Transactions                              -                -                  -                 -
                                                      ----------       ----------         ----------        ----------
Change in net assets from distributions                       -                -                  -                 -
                                                      ----------       ----------         ----------        ----------

From Capital Share Transactions:
     Proceeds from sale of shares                       508,310          236,103            468,529           356,317
     Dividend reinvestment                                    -                -                  -                 -
     Cost of shares redeemed                            (45,047)               -            (57,131)           (1,897)
                                                      ----------       ----------         ----------        ----------
Increase in net assets from capital transactions        463,263          236,103            411,398           354,420
                                                      ----------       ----------         ----------        ----------
Increase in net assets                                  841,831          260,785            700,811           384,500

Net Assets:
     Beginning of period                                310,785           50,000            434,500            50,000
                                                      ----------       ----------         ----------        ----------
     End of period (including accumulated
     undistributed net investment
     income of $0 and $0, respectively)           $   1,152,616    $     310,785      $   1,135,311     $     434,500
                                                      ==========       ==========         ==========        ==========

Share Transactions:
     Issued                                              35,684           23,335             35,946            34,864
     Reinvested                                               -                -                  -                 -
     Redeemed                                            (2,931)               -             (4,191)             (174)
                                                      ----------       ----------         ----------        ----------
Net increase (decrease) in shares                        32,753           23,335             31,755            34,690
Shares outstanding beginning of period                   28,335            5,000             39,690             5,000
                                                      ----------       ----------         ----------        ----------
Shares outstanding end of period                         61,088           28,335             71,445            39,690
                                                      ==========       ==========         ==========        ==========

--------------------------------------------------------------------------------
The Value Trend Funds
--------------------------------------------------------------------------------
Financial Highlights
Value Trend Large Cap Fund
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period indicated

                                              07/01/99     01/01/99
                                                 to           to
                                              06/30/00     06/30/99
Net Asset Value -
     Beginning of Period                     $   10.97        10.00
Net Investment Income / (Loss)                   (0.12)       (0.01)
Net Gains or Losses on Securities
     (realized and unrealized)                    8.02         0.98
                                             ---------    ---------
Total from Investment Operations                  7.90         0.97
Distributions                                        -            -
Net Asset Value -
     End of Period                           $   18.87        10.97
                                             ---------    ---------

Total Return                                     72.01%        9.70%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)          1,153          311
Portfolio turnover rate                          75.02%       57.25%*
Ratio of expenses to average net assets           1.25%        1.33%*
Ratio of net income to average net assets        (0.77%)      -0.22%*

--------------------------------------------------------------------------------
Financial Highlights
Value Trend Links Fund
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period indicated


                                              07/01/99     01/01/99
                                                 to           to
                                              06/30/00     06/30/99

Net Asset Value -
     Beginning of Period                     $   10.95        10.00
Net Investment Income / (Loss)                   (0.13)       (0.01)
Net Gains or Losses on Securities
     (realized and unrealized)                    5.07         0.96
                                             ---------    ---------
Total from Investment Operations                  4.94         0.95
Distributions                                        -            -
Net Asset Value -
     End of Period                           $   15.89        10.95
                                             ---------    ---------

Total Return                                     45.11%        9.50%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)          1,135          435
Portfolio turnover rate                          56.64%       76.49%*
Ratio of expenses to average net assets           1.35%       1.427%*
Ratio of net income to average net assets        (0.94%)     -0.252%*


* Annualized

--------------------------------------------------------------------------------
Notes To Financial Statements                                  Value Trend Funds
                                                                   June 30, 2000
--------------------------------------------------------------------------------


  1.)SIGNIFICANT ACCOUNTING POLICIES
     Value Trend Funds (the "Trust") is registered under the Investment Company Act of 1940 with two separately managed non-diversified, no-load portfolios (each a "Fund" and collectively, the "Funds). The Trust is organized as a Massachusetts business trust on September 14, 1998. The two separate Funds are the Large Cap Fund and the Links Fund. Each Fund's investment objective is long-term growth of capital. The Large Cap Fund seeks to achieve its objective by investing substantially all of its assets in common stocks of well-established, high quality U.S. Companies that have a market capitalization of $5 billion or more. The Links Fund seeks to achieve its objective by investing primarily in common stocks of companies which are associated with the golfing industry. Significant accounting policies of the Funds are presented below:

     SECURITY VALUATION
     Both Funds intend to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Both Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES
     It is both Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is both Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER
     Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital for the Links Fund and to accumulated net realized gains for the Large Cap Fund.

  2.)INVESTMENT ADVISORY AGREEMENT
     The Trust has entered into an investment advisory and administration agreement with Value Trend Capital Management, LP. The Investment Advisor receives from the Value Trend Links Fund as compensation for its services to that Fund an annual fee of 1.35%. The Investment Advisor also receives from the Value Trend Large Cap Fund as compensation for its services to that Fund an annual fee of 1.25%. For the year ended June 30, 2000 the Advisor earned $11,247 in management fees for the Value Trend Links Fund and the Advisor earned $9,050 in management fees for the Value Trend Large Cap Fund. The advisor pays all fund operating expenses with the exception of taxes, interest, brokerage commissions, and extraordinary expenses.




  3.)RELATED PARTY TRANSACTIONS
     Certain owners of Value Trend Capital Management, LP are also owners and/or directors of the Value Trend Funds. These individuals may receive benefits from any management fees paid to the Advisor. Value Trend Capital
     Management, LP serves as distributor and administrator of the Funds. No compensation is received for these services. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Funds, under section 2
     (a)(9) of the Investment Company Act of 1940. As of June 30, 2000, National Investor Services owned of record in aggregate more than 56% of the Links Fund. As of June 30, 2000, National Investor Services owned of record in aggregate more than 71% of the Large Cap Fund.

  4.)CAPITAL STOCK AND DISTRIBUTION
     At June 30, 2000, an indefinite number of shares of capital stock without, par value, were authorized, and paid-in capital amounted to $807,563 for the Value Trend Links Fund $749,107 for the Value Trend Large Cap Fund.


  5.)PURCHASES AND SALES OF SECURITIES
     The table below displays information describing purchases and sales of investment securities, excluding short-term investments made during the year ended June 30, 2000.

                        Value Trend Links Fund        Value Trend Large Cap Fund
Purchases                      $770,849                       $970,658
Sales                           459,942                        525,175


  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at June 30, 2000 was the same as identified cost.

     At June 30, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                       Value Trend Links Fund         Value Trend Large Cap Fund
 Appreciation                  $404,125                         $381,372
(Depreciation)                  (39,638)                          (9,523)
Net Appreciation
  (Depreciation)                364,487                          371,849

  7.) SUBSEQUENT EVENT
      On August 11, 2000, the Board of Trustees of the Value Trend Funds passed a resolution to change the name of the Value Trend Links Fund to the Value Trend Focus Fund. The Board of Trustees also passed a resolution to modify the investment strategy of both the Large Cap Fund and the Links Fund. The resolution provides for investment in a minimum of 25% and up to 100% in technology related companies in the Funds, including concentration in industry groups within the technology sector.

                                Board of Trustees
                               Thomas H. Addis III
                              George Cossolias, CPA
                               Bradley J. DeHaven
                               Jeffrey R. Provence
                                Ross C. Provence

                               Investment Adviser
                       Value Trend Capital Management, LP
                             411 West Madison Avenue
                               El Cajon, CA 92020

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114

                                    Custodian
                                Firstar Bank, NA
                                425 Walnut Street
                                  P.O. Box 1118
                              Cincinnati, OH 45201

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145


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